Exhibit 10.2

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of November 29, 2005, by and among K-SEA OPERATING PARTNERSHIP L.P. (the “Borrower”), the several financial institutions party hereto (the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral trustee for the Lenders, and LASALLE BANK, NATIONAL ASSOCIATION, as syndication agent.

RECITALS

A.                                   Borrower, the Lenders and the Administrative Agent are parties to a Loan and Security Agreement, dated as of March 24, 2005 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Unless otherwise defined herein, all capitalized terms used herein or in the Acknowledgement and Consent annexed hereto shall have the meanings ascribed to them in the Loan Agreement.

B.                                     Borrower has advised the Administrative Agent and the Lenders that it desires to amend the Loan Agreement in certain respects, to, among other things, increase the aggregate Commitments of the Lenders.

C.                                     Each of the Lenders desires to increase its respective Commitment in accordance with the terms hereof and Borrower desires to accept such increased Commitments.

D.                                    The Administrative Agent has advised Borrower that the Lenders are willing to agree to its requests to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.                                       CHANGE IN COMMITMENTS; ADDITIONAL LENDER.

(a)                                  Commitments.  From and after the Amendment No. 2 Effective Date, the Commitment of each Lender shall be the amount set forth opposite such Lender’s name on Schedule 2.01 to the Loan Agreement (as amended hereby and attached hereto as Exhibit D) under the caption “Commitment” as such amount may be increased or reduced pursuant to the terms of the Loan Agreement, and such amount (if changed) shall supersede and be deemed to amend the amount of such Lender’s Commitment as set forth on Schedule 2.01 to the Loan Agreement as in effect on the Amendment No. 1 Effective Date.

(b)                                 Adjustment of Outstanding Loans.  If any Loans are outstanding under the Loan Agreement on the Amendment No. 2 Effective Date, the Lenders shall on the Amendment No. 2 Effective Date, at the direction of the Administrative Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding to Borrower from each Lender under the Loan Agreement (as of the Amendment No. 2 Effective Date) are proportionate to the aggregate amount of all of the Commitments, after giving effect to the increase in the Maximum Amount and increase in the amount of the

Commitments of each of the Lenders.  Borrower agrees and consents to the terms of this Section 1(b).

2.                                       AMENDMENTS TO LOAN AGREEMENT.

(a)                                  Additional Definitions.  Section 1.01 of the Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 2 Pool Vessels” means those vessels owned by Borrower identified on Exhibit B to Amendment No. 2.

“Amendment No. 2” means Amendment No. 2 to Loan and Security Agreement, dated as of November 29, 2005, among Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 2 Effective Date” means November 29, 2005.

(b)                                 Amendments to Definitions.

(i)                                     Loan Documents.  Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Loan Documents” in its entirety and substituting the following therefor:

“Loan Documents” means, collectively, this Agreement, Amendment No. 1, Amendment No. 2, the Notes, the Mortgage, the Sea Coast Mortgage, the Parent Guaranty, each Subsidiary Guaranty, the Assignments and all consents given with respect to any of the foregoing.

(ii)                                  Maximum Amount.  Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Maximum Amount” in its entirety and substituting the following therefor:

“Maximum Amount” means, with respect to the Facility, One Hundred Fifty-five Million Dollars ($155,000,000.00), as such amount may be increased in the aggregate in accordance with Section 2.18 hereof or decreased in the aggregate in accordance with Section 2.07.

(iii)                               Mortgage.  Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Mortgage” in its entirety and substituting the following therefor:

“Mortgage” means, collectively, (i) the First Preferred Fleet Mortgage, dated March 24, 2005, originally granted by Borrower to the Collateral Trustee over the whole of the Pool Vessels (other than the Additional Pool Vessels and the Amendment No. 2 Pool Vessels), as such Mortgage is amended and supplemented on the Amendment No. 1 Effective Date and the Amendment No. 2 Effective Date and (ii) the Sea Coast Mortgage, as such Mortgage is amended and supplemented on the Amendment No. 2 Effective Date, as each may be amended, modified or supplemented from time to time and from which Pool Vessels may be added or released from time to time

(iv)                              Pool Vessels.  Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of  “Pool Vessels” in its entirety and substituting the following therefor:

“Pool Vessels” means, collectively, (i) those vessels identified on Schedule 1.01 hereto as of the Effective Date, (ii) the Additional Pool Vessels, (iii) the Amendment No. 2 Pool Vessels and (iv) the Sea Coast Pool Vessels, in each case together with any vessels hereafter added to the Pool Vessels pursuant to Section 3.02 or Section 3.03 hereof.

(c)                                  Evidence of Debt.  Section 2.08(e) of the Loan Agreement is hereby deleted its entirety and the following substituted therefor:

(e)                                  The Loans made by any Lender may, upon request of such Lender, be evidenced by a Note in the form attached to Amendment No. 2 as Exhibit A.  In such event, Borrower shall execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) substantially in the form as attached to Amendment No. 2 as Exhibit A and otherwise in form and substance acceptable such Lender.  Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.07 hereof) be represented by one or more Notes in such form payable to the order of the payee named therein.  Each such Lender may enter Loans and repayment made on any Note; provided, however, that failure to do so shall not affect Borrower’s obligations to repay all Loans made.

(d)                                 Increase of Commitments.  Section 2.18(a) of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

Provided that no Default or Event of Default has occurred and is continuing, Borrower may, at any time and from time to time, provide a written request to the Administrative Agent to increase the Commitments of the Facility by up to an aggregate maximum amount of Fifteen Million Dollars ($15,000,000.00).

(e)                                  Lenders’ Security Interest.  Section 4.14 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

Section 4.14                            Lenders’ Security Interest.  As of the Amendment No. 2 Effective Date, the Collateral Trustee shall have a legal, valid and continuing first preferred ship mortgage (as amended, supplemented or otherwise modified from time to time) over the whole of, and a perfected first lien on and security interest in, the Pool Vessels, and the Administrative Agent shall have a perfected first lien on and security interest in the remaining Collateral subject only to Permitted Liens and all taxes, fees and other charges in connection therewith shall have been duly paid.  There are no demise charters in effect on any Pool Vessels other than the charters identified on Schedule 4.14.

(f)                                    Vessels.  Section 4.16(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

(a)                                  Set forth on Schedule 1.01 (attached to Amendment No. 2 as Exhibit C) is a complete and accurate list, as of the Amendment No. 2 Effective Date, of all Pool Vessels, showing as of the Amendment No. 2 Effective Date with respect to each such Pool Vessels the following:  (i) the name of each Pool Vessel and (ii) the name of the Registered Owner of the Pool Vessels.

(g)                                 Notes.  Exhibit A to the Loan Agreement is hereby deleted in its entirety and Exhibit A to this Amendment substituted therefor.

(h)                                 Pool Vessels.  Schedule 1.01 to the Loan Agreement is hereby deleted in its entirety and Exhibit C to this Amendment substituted therefor.

(i)                                     Commitments.  Schedule 2.01 to the Loan Agreement is hereby deleted in its entirety and Exhibit D to this Amendment substituted therefor.

(j)                                     General.

(i)                                     Loan Agreement.  All references to “this Agreement” in the Loan Agreement and to “the Loan Agreement” in the other Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.

(ii)                                  Notes.  All references to a “Note” or the “Notes” in the Loan Agreement or the other Loan Documents shall be deemed to refer to the replacement Notes issued pursuant hereto.

3.                                       CONDITIONS TO EFFECTIVENESS.  This Amendment shall be effective upon the satisfaction of each of the following conditions:

(a)                                  The Administrative Agent shall have received a certificate from the secretary of Borrower (i) attaching a true and complete copy of the resolutions of its Managing Person and of all documents evidencing all necessary partnership action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) certifying that since the Amendment No. 1 Effective Date there has been no amendment, modification or other change to any of its Organizational Documents, (iii) setting forth the incumbency of its officer or officers or other analogous counterpart who may sign the Loan Documents, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its formation and of each other jurisdiction in which it is qualified to do business.

(b)                                 The Administrative Agent (or its counsel) shall have received from each party hereto either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(c)                                  The Administrative Agent shall have received a Note for each Lender requesting the same duly signed on behalf of Borrower.

(d)                                 The Administrative Agent shall have received a counterpart of the acknowledgement and consent annexed hereto duly executed by the K-Sea, K-Sea Transportation Inc. and Sea Coast LLC.

(e)                                  The Administrative Agent shall have received an Amendment and Supplement No. 2 to the Mortgage in form and substance satisfactory to the Administrative Agent duly signed on behalf of Borrower.

(f)                                    The Administrative Agent shall have received an Amendment to the Sea Coast Mortgage in form and substance satisfactory to the Administrative duly signed on behalf of Sea Coast LLC.

(g)                                 The Administrative Agent shall have received the following, each dated the Amendment No. 2 Effective Date (unless otherwise specified), in form and substance satisfactory to the Administrative Agent, and in sufficient copies:

(i)                                     UCC Financing Statement Amendments under the Uniform Commercial Code for all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first and only priority Liens and security interests created under the Loan Agreement, the Mortgage and the other Loan Documents, covering the Collateral;

(ii)                                  evidence of the completion of all other recordings and filings of or with respect to the Lien created by the Loan Agreement and the other Loan Documents that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created by such Loan Documents;

(iii)                               with respect to each Amendment No. 2 Pool Vessel described in Exhibit B hereto, the following:

(A)                              the Amendment and Supplement No. 2 to the Mortgage described in Section 3(e) above, which shall cover such Amendment No. 2 Pool Vessel and, in connection therewith, such Amendment No. 2 Pool Vessel shall have been duly documented in the name of Borrower under the laws of the United States, such Amendment and Supplement No. 2 to the Mortgage shall have been duly filed for recording with the United States Coast Guard, and such Amendment and Supplement No. 2 to the Mortgage shall constitute a preferred ship mortgage on such Amendment No. 2 Pool Vessel;

(B)                                an assignment covering the earnings and requisition compensation, if any, of such Amendment No. 2 Pool Vessel, in form and substance satisfactory to the Administrative Agent, duly executed by Borrower and, in connection therewith, Borrower shall have executed and delivered to the Administrative Agent notices of assignment and authorizations to collect insurance claims and to collect general average contributions, in such form and in such number of counterparts as may be reasonably requested by the Administrative Agent;

(C)                                an assignment covering the insurances of such Amendment No. 2 Pool Vessel, in form and substance satisfactory to the Administrative Agent, duly executed by Borrower;

(D)                               copies of cover notes and certificates of entry evidencing the insurance covered by such Amendment No. 2 Pool Vessel;

(E)                                 authorizations to inspect class records of such Amendment No. 2 Pool Vessel by Borrower, in such form and such number of counterparts as may be reasonably requested by the Administrative Agent, duly executed by Borrower;

(F)                                 a true and complete copy of either (1) a certificate of ownership and encumbrance issued by the United States Coast Guard or (2) an abstract of title issued by the United States Coast Guard, in either case, showing Borrower to be the sole owner of such Amendment No. 2 Pool Vessel free and clear of all Liens of record except (x) the Mortgage covering such Amendment No. 2 Pool Vessel in favor of the Collateral Trustee for the benefit of the Lenders, and (y) the Permitted Liens;

(G)                                for each Amendment No. 2 Pool Vessel to the extent it is required to be maintained in class in order to operate in the service in which it is operating, the original current confirmation certificate of American Bureau of Shipping for such Amendment No. 2 Pool Vessel, confirming that such Amendment No. 2 Pool Vessel is in such class without material recommendation, together with an American Bureau of Shipping SafeNet database printout dated not more than twenty (20) days prior to the Amendment No. 2 Effective Date, certified by an officer of Borrower as true and correct;

(H)                               a copy of the current certificate of inspection issued by the United States Coast Guard for such Amendment No. 2 Pool Vessel, if available, and reflecting no outstanding recommendations; and

(I)                                    (1)                                  written advice from B&P International Insurance Brokerage LLC, insurance brokers, of the placement of the insurances covering such Amendment No. 2 Pool Vessel; (2) written confirmation from such brokers, that they have received no notice of the assignment (except from the Administrative Agent) of the insurances or any claim covering such Amendment No. 2 Pool Vessel; (3) an opinion of such brokers to the effect that such insurance complies with the applicable provisions of the Loan Agreement and of the Mortgage covering such Amendment No. 2 Pool Vessel, where applicable; and (4) an agreement by such brokers, in form and substance satisfactory to the Administrative Agent, whereunder the insurances of such Amendment No. 2 Pool Vessel, and claims thereunder, will not be affected by nonpayment of premiums on any other insurances;

(h)                                 The Administrative Agent shall have received and accepted a desktop or visual Appraisal of all Amendment No. 2 Pool Vessels, which shall be in form and substance satisfactory to the Administrative Agent, and which shall demonstrate that the Orderly Liquidation Value of the Pool Vessels (including the Additional Pool Vessels,  the Sea Coast Pool Vessels and the Amendment No. 2 Pool Vessels) as of the Amendment No. 2 Effective Date is not less than $193,750,000.00.

(i)                                     The Administrative Agent shall have received satisfactory evidence that the Amendment No. 2 Pool Vessels are operationally suitable for the trades in which the Amendment No. 2 Pool Vessels are expected to be engaged and can be operated by Borrower in their intended trades without impediment.

(j)                                     No Event of Loss shall have occurred with respect to any of the Pool Vessels.

(k)                                  The Administrative Agent shall be reasonably satisfied that there is no litigation or administrative proceeding, or regulatory development, that could reasonably be expected to have a material adverse effect on (i) the business, assets, operations, condition (financial or otherwise) or material agreements of Borrower and its Subsidiaries, (ii) the ability of any Credit Party to perform any of its obligations under any Loan Document or (iii) the rights of or benefits available to the Administrative Agent, the Collateral Trustee or any Lender under any Loan Document.

(l)                                     The Lenders shall be reasonably satisfied that no material adverse change in the business, assets, operations, properties, condition (financial or otherwise), liabilities (including contingent liabilities) or material agreements of Borrower and its Subsidiaries has occurred since December 31, 2004.

(m)                               There shall be no injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Authority in any respect affecting the transactions provided for in this Amendment or the Loan Documents and no action or proceeding by or before any Governmental Authority shall have been commenced and be pending or, to the knowledge of Borrower, threatened, seeking to prevent or delay the transactions contemplated by this Amendment, the Loan Documents or challenging any other terms and provisions hereof or thereof or seeking any damages in connection herewith or therewith, and the Administrative Agent shall have received a certificate, in all respects reasonably satisfactory to the Administrative Agent, of a Financial Officer of Borrower to the foregoing effect.

(n)                                 All indebtedness of Borrower to the United States of America secured by Liens on the Amendment No. 2 Pool Vessels shall have been unconditionally paid in full and all Liens securing such indebtedness shall have been released or terminated, and all other obligations, if any, with respect thereto shall have been duly and finally extinguished.

(o)                                 The Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by a Financial Officer of Borrower, setting forth reasonably detailed calculations demonstrating compliance with Sections 7.01. 7.02, 7.03 and 7.04 on a pro forma basis as of the Amendment No. 2 Effective Date, immediately after giving effect to the transactions contemplated by this Amendment.

(p)                                 The Administrative Agent shall have received a favorable written opinion (addressed to the Lenders, the Administrative Agent and the Collateral Trustee and dated the Amendment No. 2 Effective Date) from Holland & Knight LLP, on behalf of the Credit Parties, in form and substance satisfactory to the Administrative Agent covering such matters relating to the Credit Parties or the Loan Documents as the Administrative Agent shall reasonably request.  Borrower hereby requests such counsel to deliver such opinions.

(q)                                 The representations and warranties contained in the Loan Agreement shall be true and correct in all material respects, except to the extent such representations and warranties relate to an earlier date and, after giving effect to the amendments set forth in Section 2 hereof, no Default or Event of Default shall exist.

(r)                                    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 2 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder.

(s)                                  All legal matters with respect to and all legal documents (including, but not limited to, the Loan Documents) executed in connection with the transactions contemplated by this Amendment shall be satisfactory to counsel for the Administrative Agent.

(t)                                    Borrower shall have paid the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders in connection with this Amendment.

The Administrative Agent shall notify Borrower and the Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.

4.                                       REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)                                  The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof, except (i) to the extent such representations and warranties relate to an earlier date and (ii) as disclosed in K-Sea Transportation Partners L.P.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005.

(b)                                 No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

(c)                                  (i)  The execution, delivery and performance by Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of Borrower, (ii) this Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by Borrower hereof: (A) contravenes the terms of Borrower’s organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which Borrower is a party or any order, injunction, writ or decree to which Borrower or its property is subject, or (C) violates any requirement of law

5.                                       EFFECT; NO WAIVER.

(a)                                  Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder and (ii) agrees and admits that it has no existing defenses to or offsets against any such obligation. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Administrative Agent or the Lenders under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein.

(b)                                 Borrower hereby (i) reaffirms all of its agreements and obligations under the Loan Documents, (ii) reaffirms that all Obligations of Borrower under or in connection with the Loan Agreement as amended hereby are “Obligations” as that term is defined in the Loan Documents and (iii) reaffirms that all such Obligations continue to be secured by the Loan Documents, which remain in full force and effect and are hereby ratified and confirmed.

6.                                       MISCELLANEOUS.

(a)                                  Borrower will cause all Amendment No. 2 Pool Vessels to be subjected to a Lien securing the Obligations and will take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including, without limitation, executing any and all further documents, financing statements, agreements and instruments, and taking all such further actions (including the filing and recording of preferred ship mortgages, financing statements, and any other instrument or agreement of assignment that the Administrative Agent may reasonably request with the United States Coast Guard), that may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated hereby or to grant, preserve, protect or perfect the Liens created or intended to be created by the Loan Documents or the validity or priority of any such Lien, all at the expense of Borrower.

(b)                                 Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

(c)                                  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

(d)                                 This Amendment shall be binding upon Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(e)                                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

K-SEA OPERATING PARTNERSHIP L.P., by its general partner K-Sea OLP GP, LLC, as Borrower

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 2 SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION, for itself as Lender, and as Administrative Agent and as Collateral Trustee

By:	/s/ Steven B. Vitale
Name: Steven B. Vitale
Title: Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Syndication Agent and Lender

By:	/s/ Kathleen L. Ross
Name: Kathleen L. Ross
Title: Senior Vice President

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Devon Starks
Name: Devon Starks
Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Stephen Karp
Name: Stephen Karp
Title: Vice President

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby (1) consents to the execution and delivery by Borrower of the foregoing Amendment No. 2; (2) agrees that the definition of “Obligations” (and any other term referring to the indebtedness, liabilities and obligations of Borrower to the Administrative Agent or any of the Lenders) in the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents shall include the Indebtedness of Borrower under the foregoing Amendment No. 2; (3) agrees that the definition of “Loan Agreement” in the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents to which it is a party is hereby amended to mean the Loan Agreement as amended by the foregoing Amendment No. 2; (4) reaffirms its continuing liability under the Parent Guaranty or its Subsidiary Guaranty, as the case may be (as modified hereby); (5) reaffirms all of its agreements and obligations under the Loan Documents to which it is a party; (6) reaffirms that all Obligations of Borrower under or in connection with the Loan Agreement as amended by the foregoing Amendment No. 2 are “Obligations” as that term is defined in the Parent Guaranty or its Subsidiary Guaranty, as the case may be; (7) reaffirms that all such Obligations continue to be secured by the Loan Documents to which it is a party, which remain in full force and effect and are hereby ratified and confirmed; and (8) confirms and agrees that it is a Guarantor and that the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms.

K-SEA TRANSPORTATION PARTNERS L.P.

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-SEA TRANSPORTATION INC.

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

SEA COAST TRANSPORTATION LLC

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

EXHIBIT A

TO

AMENDMENT NO. 2 TO LOAN AGREEMENT

FORM OF NOTE

$	November 29, 2005
New York, New York

FOR VALUE RECEIVED, the undersigned, K-SEA OPERATING PARTNERSHIP L.P., a Delaware limited partnership (“Borrower”), hereby promises to pay to the order of                                                    (the “Lender”)                    DOLLARS ($                  ) or if less, the unpaid principal amount of the Loans made by the Lender to Borrower, in the amounts and at the times set forth in the Loan and Security Agreement, dated as of March 24, 2005 (as amended by Amendment No. 1 to Loan and Security Agreement dated as of October 18, 2005 and Amendment No. 2 to Loan and Security Agreement dated as of the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrower, the Lenders party thereto, and KeyBank National Association, as Administrative Agent and Collateral Trustee, and to pay interest from the date hereof on the principal balance of such Loans from time to time outstanding at the rate or rates and at the times set forth in the Loan Agreement, in each case at the office of the Administrative Agent located at 127 Public Square, Cleveland, Ohio 44114, Attn. KCIB Loan Services, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.  Terms defined in the Loan Agreement are used herein with the same meanings.

The Loans evidenced by this Note are prepayable in the amounts, and under the circumstances, and their respective maturities are subject to acceleration upon the terms, set forth in the Loan Agreement.  This Note is subject to, and should be construed in accordance with, the provisions of the Loan Agreement and is entitled to the benefits and security set forth in the Loan Documents.

The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, (a) the date of each Loan made by the Lender, (b) whether such Loan is a Base Rate Loan or a LIBOR Loan and amount thereof, (c) the interest rate (without regard to the Applicable Margin) and Interest Period applicable to each LIBOR Loan and (d) the date and amount of each conversion of, and each payment or prepayment of the principal of, any such Loan.  The entries made in such schedule shall be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure to so record or any error therein shall not in any manner affect the obligation of Borrower to repay the Loans in accordance with the terms of the Loan Agreement.

This Note shall be deemed to be in complete substitution for and replacement of, and not a repayment of the Note dated October 18, 2005 made by Borrower payable to order of the Lender (the “Prior Note”) and all interest accrued and unpaid under such Prior Note shall be deemed evidenced by this Note and payable hereunder from and after the date of accrual thereof.  The execution and delivery of this Note shall not be construed (i) to have constituted repayment of any amount of principal or interest on the Prior Note, or (ii) to release, cancel, terminate or otherwise impair all or any part of any lien or security interest granted to the Lenders party to the Loan Agreement or their agents as collateral security for the Prior Note.

Except as specifically otherwise provided in the Loan Agreement, Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

K-SEA OPERATING PARTNERSHIP L.P., by its general partner K-Sea OLP GP, LLC, as Borrower

By:
Name:	John J. Nicola
Title:	Chief Financial Officer

2

SCHEDULE TO NOTE

Date	Type of Loan	Amount of Loan	Amount of principal converted, paid or prepaid	Interest rate on LIBOR Loans	Interest Period for LIBOR Loans	Notation made by

EXHIBIT B

TO

AMENDMENT NO. 2 TO LOAN AGREEMENT

AMENDMENT NO. 2 POOL VESSELS

Vessel Name	Official No.

DBL 81	1132231

DBL 82	1137538

DBL 101	1119760

DBL 102	1146491

DBL 134	699977

EXHIBIT C

TO

AMENDMENT NO. 2 TO LOAN AGREEMENT

SCHEDULE 1.01

Pool Vessels

VESSEL NAME	OFFICIAL NO.	REGISTERED OWNER

Double Hull Barges

DBL 151	641082	K-Sea Operating Partnership L.P.
DBL 152	644380	K-Sea Operating Partnership L.P.
DBL 155	556673	K-Sea Operating Partnership L.P.
DBL 152	644380	K-Sea Operating Partnership L.P.
DBL 155	556673	K-Sea Operating Partnership L.P.
DBL 140	1090503	K-Sea Operating Partnership L.P.
DBL 70	540401	K-Sea Operating Partnership L.P.
DBL 31	1079242	K-Sea Operating Partnership L.P.
DBL 32	1087118	K-Sea Operating Partnership L.P.
DBL 17	1065655	K-Sea Operating Partnership L.P.
DBL 18	1065657	K-Sea Operating Partnership L.P.
DBL 19	1065658	K-Sea Operating Partnership L.P.
DBL 53	500121	K-Sea Operating Partnership L.P.
DBL 81	1132231	K-Sea Operating Partnership L.P.
DBL 82	1137538	K-Sea Operating Partnership L.P.
DBL 101	1119760	K-Sea Operating Partnership L.P.
DBL 102	1146491	K-Sea Operating Partnership L.P.
DBL 134	699977	K-Sea Operating Partnership L.P.
Pacific	996165	Sea Coast Transportation LLC
Puget Sounder	981972	Sea Coast Transportation LLC
Sasanoa	1110781	Sea Coast Transportation LLC

Single Hull Barges

KTC 80	643281	K-Sea Operating Partnership L.P.
KTC 71	563364	K-Sea Operating Partnership L.P.

KTC 60	630272	K-Sea Operating Partnership L.P.
KTC 50	555901	K-Sea Operating Partnership L.P.
KTC 55	544437	K-Sea Operating Partnership L.P.

Tugs

Rebel	570047	K-Sea Operating Partnership L.P.
Yankee	571215	K-Sea Operating Partnership L.P.
Irish Sea	520685	K-Sea Operating Partnership L.P.
Viking	541711	K-Sea Operating Partnership L.P.
Lincoln Sea	1084513	K-Sea Operating Partnership L.P.
Beaufort Sea	536836	K-Sea Operating Partnership L.P.
Tasman Sea	578207	K-Sea Operating Partnership L.P.
Adriatic Sea	590232	K-Sea Operating Partnership L.P.
Coral Sea	550670	K-Sea Operating Partnership L.P.
Java Sea	636105	K-Sea Operating Partnership L.P.
Baltic Sea	551908	K-Sea Operating Partnership L.P.
Bering Sea	569665	K-Sea Operating Partnership L.P.
Casablanca	901203	K-Sea Operating Partnership L.P.
Maryland	287444	K-Sea Operating Partnership L.P.
Houma	528526	K-Sea Operating Partnership L.P.
Odin	647313	K-Sea Operating Partnership L.P.
Taurus	602379	K-Sea Operating Partnership L.P.
Falcon	598501	K-Sea Operating Partnership L.P.
Banda Sea	504169	K-Sea Operating Partnership L.P.
Davis Sea	651977	K-Sea Operating Partnership L.P.
Norwegian Sea	574955	K-Sea Operating Partnership L.P.
Sargasso Sea	547618	K-Sea Operating Partnership L.P.
Timor Sea	283906	K-Sea Operating Partnership L.P.
Pacific Eagle	500126	Sea Coast Transportation LLC
Tiger	502116	Sea Coast Transportation LLC
Pacific Pride	583851	Sea Coast Transportation LLC
Pacific Challenger	571631	Sea Coast Transportation LLC
Pacific Freedom	521494	Sea Coast Transportation LLC
Pacific Raven	529686	Sea Coast Transportation LLC

Paragon	596518	Sea Coast Transportation LLC
Pacific Patriot	627416	Sea Coast Transportation LLC
Sea Hawk	589839	Sea Coast Transportation LLC
Pacific Avenger	586202	Sea Coast Transportation LLC
John Brix	293323	Sea Coast Transportation LLC
Pacific Wolf	567630	Sea Coast Transportation LLC

EXHIBIT D

TO

AMENDMENT NO. 2 TO LOAN AGREEMENT

SCHEDULE 2.01

Amendment No. 2 Effective Date Commitments

Lender	Commitment
KeyBank National Association	$50,000,000.00
LaSalle Bank National Association	$40,000,000.00
Citizens Bank of Pennsylvania	$37,000,000.00
Wachovia Bank, National Association	$28,000,000.00
Aggregate Commitments	$155,000,000.00